Exhibit 99.3
Annual Business Briefing December 11, 2007

Graeme Bell Head of Investor Relations Welcome & Logistics

Forward-Looking Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Merck's business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of Merck's Form 10-K for the year ended Dec. 31, 2006, and in its periodic reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.

No Duty to Update The information contained in the presentation set forth below was current as of December 11, 2007. While this presentation remains on the company's website the company assumes no duty to update the information to reflect subsequent developments. Consequently, the company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after December 11, 2007.

Richard T. Clark Chairman, President and Chief Executive Officer Realizing the Benefits

Delivering on Our Long-Term Commitments Commitments Double-Digit EPS CAGR from 2005 to 2010 Sales + 50% of JV Revenue Achieve 4-6% CAGR by 2010 PGM Returns to Pre-ZOCOR Levels (77-78%) beyond 2008 Marketing and Admin Expense Returns to 2006 Level by 2010 R&D Growth of Mid Single-Digit CAGR from 2005 to 2010

Realizing the Benefits: Through Successful Product Launches Through Successful Product Launches Through Successful Product Launches

New and In-Line Pharmaceutical Products and Vaccines Continue to Drive Revenue Growth Despite Patent Expirations New Products In-Line Products and 50% JV Sales Patent Expiry Products 2005* 2010 4 to 6% CAGR* 2005 to 2010 *2005 total of $24.8 billion includes Merck sales of $22.0 billion plus $2.8 billion representing 50% of all JV revenue (Merck/Schering-Plough, Merial, Sanofi-Pasteur MSD, Johnson & Johnson ° Merck)

Returning PGM to Pre-ZOCOR Levels One Year ahead of Schedule Worldwide Manufacturing Results (Indexed on 2003 Base Year) -40% -30% -20% -10% 10% 20% 2003 2004 2005 2006 2007 2008 Operating Spending Production Volume Mfg. Headcount Base-line

Returning Marketing & Admin to 2006 Levels Changing the Way We Go to Market Making fundamental changes in: How we interact with our customers How we support these interactions globally Approach: Customer centric model using multiple channels Consolidated global shared activities in marketing and medical services Globally integrated business processes and support Creating a global portfolio management process to manage tradeoffs Realized savings of $65 MM in 2007 Implementation of Global Marketing Support Model to be Completed in 2008

Making fundamental changes in: How the business receives services How our support functions operate A three-step process: Consolidate support functions under a single, global point of accountability Integrate into the business - execute globally, cross-divisionally Optimize the quality, cost and speed of services Returning Marketing & Admin to 2006 Levels Changing the Way We Support our Business Realized savings of $130 MM in 2007 Support Function Restructuring Outcomes Expected to be Completed by 2010

Fully Funding Research & Development Building a Sustainable R&D Advantage Redefining R&D success by looking to customers and scientific leaders early and often in product lifecycle Leveraging technologies to: Facilitate drug discovery & development Increase pipeline productivity Continuing our focus on cycle time reductions Superior regulatory execution Supplementing internal R&D capability with external collaborations

1CMR International, 2002-2006 Major Company Median Comparison, June 2007. Merck's Ranking vs. Peers Merck's Ranking vs. Peers Cycle Time Interval When MRL Transformation Began Recent Performance1 Overall Study Duration 13 of 15 #1 Big Pharma (n=11) # 5 of all companies (n=31) Study Initiation 10 of 15 #1 for Phase II (n=31) # 1 for Phase III (n=31) Patient Enrollment 13 of 15 # 2 for Phase II (n=31) # 8 for Phase III (n=31) Merck was considered an "Extreme Performer" by CMR during the 2004-2006 period Fully Funding Research & Development Cycle Time Performance vs. Peers

While We Have Started to Realize the Benefits, Significant Opportunities Still Exist Commitments Double-Digit EPS CAGR from 2005 to 2010 Sales + 50% of JV Revenue Achieve 4-6% CAGR by 2010 GM Returns to Pre-ZOCOR Levels (77-78%) beyond 2008 Marketing and Admin Expense Returns to 2006 Level by 2010 R&D Growth of Mid Single-Digit CAGR from 2005 to 2010

Dr. Peter S. Kim President, Merck Research Laboratories Research Overview

Enhancing Discovery and Development: From Basic Research to Life-Cycle Management Building Merck's Scientific Strength Industrializing Research Technologies Increasing the Probability of Success and Increasing Productivity Enhancing a Partnership Focus Leveraging Targeted Acquisitions

Outline MRL Overview Key Highlights Approved Products New Indications Late Stage Pipeline Review Pipeline Overview

Continued Progress in Merck's Portfolio and Pipeline 2007 FDA Approvals JANUMET(tm) ISENTRESS(tm) Two filings currently under FDA review Anticipate two new NDA filings in 2008 Anticipate filing new indications for GARDASIL(r) and ISENTRESS in 2008 Seven programs currently in Phase III

Merck's Late-Stage Development Pipeline
December 11, 2007

2008 Phase III	2008 Anticipated Filings	2007 Under Review	2007 US Approvals
MK-0974 **Migraine** MK-7418 (KW-3902) **Heart Failure** MK-0822 **Osteoporosis** MK-8669 (AP23573) **Cancer** V 270 (HEPLISAV™) ***Hep B Vaccine***	MK-0524B **Atherosclerosis** MK-0364 **Obesity**	CORDAPTIVE™* (MK-0524A) **Atherosclerosis** IV EMEND® (MK-0517) **CINV** (Approvable)	JANUMET **Diabetes** ISENTRESS (MK-0518) **HIV**
	New Indications ISENTRESS **Treatment-naïve HIV** GARDASIL **Women** **(through 45 years)** **Males**	***New Indications*** GARDASIL **Vaginal/Vulvar cancer**	***New Indications*** JANUVIA™ **1st line** **(with metformin)** **Triple combo**

* Proposed trademark

MERCK

GARDASIL: Expanding Indications and Planned Submissions 2007 FDA submissions Prevention of vulvar and vaginal cancer Current indication for prevention of HPV 16/18-related high- grade vulvar and vaginal dysplasia (VIN 2/3 and VaIN 2/3) Cross-protection against other HPV strains Planned FDA submissions Efficacy in adult women through 45 years On track for FDA submission December 2007 Efficacy in males Anticipate FDA submission 2008 Concomitant use studies with other adolescent vaccines GARDASIL submitted in Japan November 2007

JANUMET for Type 2 Diabetes JANUMET approved by the FDA April 2007 Fixed dose combination of sitagliptin and metformin Addresses the three key defects of Type 2 diabetes Diminished insulin release Uncontrolled production of glucose Insulin resistance

JANUMET Clinical Study Results Phase III clinical study results 66% of patients on high-dose JANUMET reached the ADA goal of HbA1C < 7% compared with 38% on metformin alone1 No increased risk of hypoglycemia, edema, or GI disturbances beyond metformin alone Weight loss comparable to metformin alone Improved measures of beta cell function after 24 weeks2 The combination of sitagliptin and metformin raises circulating levels of active GLP-1 in healthy subjects by more than four-fold compared to placebo3 1. Goldstein, B. et al., Diabetes Care 2007, 30, 1979-1987 2. Williams-Herman, D. et al., American Diabetes Association, Jun 2007 (Diabetes 2007, 56 (S1) A142;) 3. Migoya, E. et al., European Association for the Study of Diabetes, Sep 2007

sita = sitagliptin; met = metformin. <8.0 HbA1C (mean 7.6%) n = 172 8 - <9 HbA1C (mean 8.4%) n= 244 9 - <10 HbA1C (mean 9.4%) n = 163 ^10 HbA1C (mean 10.4%) n = 78 Sita 50 mg BID + met 1000 mg BID Sita 50 mg BID + met 500 mg BID Met 1000 mg BID Met 500 mg BID Sita 100 mg QD LSM Change From Baseline, % 0 -3.0 -2.0 -1.0 -3.5 -2.5 -1.5 -0.5 Effect of Initial Combination with Sitagliptin and Metformin on HbA1C by Baseline HbA1C at Week 54 Williams-Herman D. et al., European Association for the Study of Diabetes, Sep 2007

JANUVIA: Large, Pooled Analysis for Safety 5,141 patients with type 2 diabetes from Phase II and III studies of up to 2 years in duration 2,786 patients were treated with JANUVIA 100 mg per day and 2,355 patients were treated with placebo or other therapies Mean duration of therapy was 31 weeks Results: patients who received JANUVIA were compared to patients who received other therapies The overall incidence of adverse experiences (AEs), serious AEs, drug-related AEs, and discontinuations due to AEs (serious and non-serious, drug-related or non-drug related), and death was similar There were no meaningful differences in the incidence or rate of AEs when grouped by "body systems" (e.g., cardiovascular, GI, neoplastic, nervous system, psychiatric) The incidence and type of serious adverse experiences were similar No meaningful difference in particular specific laboratory adverse experiences was seen In summary, JANUVIA was generally safe and well tolerated when used in monotherapy or in combination therapy in the treatment of patients with type 2 diabetes mellitus Stein, P. et al., American Diabetes Association, Jun 2007 (Diabetes 2007, 56 (S1), A142-A143;)

JANUVIA: Life-Cycle Management Updated labeling approved by FDA in October 2007 as an adjunct to diet and exercise: Initial therapy in combination with metformin Add-on therapy to a sulfonylurea when the single agent alone does not provide adequate glycemic control Add-on therapy to the combination of a sulfonylurea and metformin when dual therapy does not provide adequate glycemic control CHMP positive opinion for new indications November 2007 Add-on therapy to sulfonylurea and to metformin and sulfonylurea Plan to initiate cardiovascular outcomes trial in 2008

Adapted from clinicaloptions.com/HIV.aspx HIV Integrase Enzyme: A Novel Target for Therapy Background - Antiretroviral therapies belonged to 4 classes: Nucleoside reverse transcriptase inhibitors Non-nucleoside reverse transcriptase inhibitors Protease inhibitors Entry inhibitors HIV integrase enzyme function: Integrase catalyzes the integration of viral DNA into host cellular DNA, a critical step for viral replication Entry inhibitors Mature virus Protease inhibitors Integrase inhibitors Reverse transcriptase inhibitors

ISENTRESS: A Novel, First-in-Class Treatment for HIV-1 Infection ISENTRESS approved by FDA October 2007 In combination with other antiretroviral agents for the treatment of HIV-1 infection In treatment-experienced adult patients who have evidence of viral replication and HIV-1 strains resistant to multiple antiretroviral agents Timing from IND to NDA filing was 2.9 years CHMP positive opinion November 2007

ISENTRESS: Phase III Results in Treatment- Experienced Patients Demonstrated Efficacy OBT = Optimized background therapy (including two investigational HIV therapies, darunavir and tipranavir) For HIV RNA <400 copies/mL and <50 copies/mL: Non-completer = failure approach. For CD4 cell count: Baseline carried forward for virologic failures. Percent of Patients With HIV RNA <400 Copies/mL Percent of Patients With HIV RNA <50 Copies/mL Change From Baseline in CD4 Cell Count Weeks ISENTRESS + OBT Placebo + OBT p<0.001 0 2 4 8 12 16 24 0 20 40 60 80 100 p<0.001 0 2 4 8 12 16 24 0 20 40 60 80 100 Weeks Weeks p<0.001 0 2 4 8 12 16 24 0 20 40 60 80 100 120 Cooper D. et al., 14th Annual Conference on Retroviruses and Opportunistic Infections, Feb 2007

ISENTRESS Phase III Program Ongoing Phase III program in treatment-naive patients underway Potent antiretroviral activity demonstrated No significant changes in serum lipids at week 48 Generally well tolerated Anticipate filing for treatment-naive indication in 2008

Phase II 48-Week Results for ISENTRESS in Treatment-Naive Patients ISENTRESS 400 mg b.i.d. (n=41) Efavirenz 600 mg q.d. (n=38) 0 2 4 8 12 16 24 32 40 48 Week 0 20 40 60 80 100 Percent of Patients with HIV RNA <50 copies/mL All patients treated in combination with Tenofovir and Lamivudine Markowitz, M. et al., 4th International AIDS Society Conference, July 2007

Phase II 48-Week Results in Treatment-Naive Patients: Serum Lipids not Increased by ISENTRESS *All doses combined: 100 mg b.i.d. (n=39), 200 mg b.i.d. (n=40), 400 mg b.i.d. (n=41), 600 mg b.i.d. (n=40) All patients treated in combination with Tenofovir and Lamivudine -20 -10 0 10 20 30 40 50 60 70 80 Mean Change From Baseline (mg/dL) ISENTRESS * Efavirenz, 600 mg q.d. (n=38) Cholesterol LDL-C Triglycerides Markowitz, M. et al., 4th International AIDS Society Conference, July 2007 Markowitz, M. et al., JAIDS 2007, 46 (2), 125-133

New Model: Global Pharmaceutical Manufacturing Commercialization Manufacturing (tons) Research (g to 10s of kg) Pre- clinical I IIA IIB III Launch Long-term Supply D R U G D E V E L O P M E N T P R O C E S S Proof of Concept Technology Transfer Drug Discovery Process Traditional Model Global Pharmaceutical Manufacturing Commercialization Model Research (g to 10s of kg) Manufacturing (tons) Manufacturing Commercialization (10s to 1000s of kg) FDA Approval: Oct 12, 2007

Outline MRL Overview Late Stage Pipeline Review Submitted Products Phase III Products MK-0859 update Pipeline Overview

Merck's Late-Stage Development Pipeline December 11, 2007

2008 Phase III	2008 Anticipated Filings	2007 Under Review	2007 US Approvals
MK-0974 **Migraine** MK-7418 (KW-3902) **Heart Failure** MK-0822 **Osteoporosis** MK-8669 (AP23573) **Cancer** V 270 (HEPLISAV) ***Hep B Vaccine***	MK-0524B **Atherosclerosis** MK-0364 **Obesity**	CORDAPTIVE* (MK-0524A) **Atherosclerosis** IV EMEND (MK-0517) **CINV** (Approvable)	JANUMET **Diabetes** ISENTRESS (MK-0518) **HIV**
	New Indications ISENTRESS **Treatment-naïve HIV** GARDASIL **Women** (through 45 years) **Males**	***New Indications*** GARDASIL **Vaginal/Vulvar cancer**	***New Indications*** JANUVIA **1st line** (with metformin) **Triple combo**

* Proposed trademark

MERCK

Lipid Management Beyond LDL-C

- There is a significant unmet medical need for reducing the risk of cardiovascular events
- NCEP, ISA and ESC[1] guidelines identify patients with low HDL-C at increased coronary heart disease risk
  - Approximately 55 million Americans have low HDL-C (25% of adults)
- Triglycerides are also an important risk factor for cardiovascular disease[2]
  - The NCEP advises that combined therapeutic intervention targeting triglycerides in addition to lowering LDL-C is warranted in high-risk patients with high triglycerides[3]

NCEP: National Cholesterol Education Program, ISA: International Symposium on Atherosclerosis
ESC: European Society of Cardiology

1. Ryden L. et. al., ESC/EASD Guidelines, European Heart J 2007, 28, 88-13
2. Hokanson, J., J Cardiovascular Risk 1996, 3, 213-219
   Austin, M., Am J. Cardiol 1999, 83, 13F-16F
3. Grundy, S. et al., Circulation 2004, 110, 227-239

MERCK

Niacin-Induced Flushing is a Major Barrier to Widespread Use1 Despite favorable lipid effects and cardiovascular benefits of niacin, poor tolerability limits the use of niacin 90% of patients experience flushing with niacin Worst at first dose Chronic, intermittent and unpredictable A significant portion of new ER Niacin users fail to reach or remain at daily dosage of 2 grams, based on review of administrative claims2 1 year after initiation of ER Niacin therapy (n=14,386), only 14.6% of patients were still filling prescriptions Principal reasons for discontinuation were bothersome side effects During the last 6 months, only 5.8% were taking doses of 1g and only 2.2% were taking >1.5g 1. NDTI (National Disease and Therapeutic Index) Data gathered between 4Q01 and 1Q04 (3600 office-based physicians) 2. Kamal-Bahl, S.J. et al., American Heart Association 7th Scientific Forum on Quality of Care and Outcomes Research in Cardiovascular Disease and Stroke, May 2006

MK-0524A & MK-0524B Programs: A Novel Approach to Lipid Management CORDAPTIVE (MK-0524A) Merck's extended-release niacin combined with laropiprant, a novel flushing pathway inhibitor CORDAPTIVE may provide an opportunity to change the paradigm of niacin dosing and increase the therapeutic potential of niacin NDA accepted for review by FDA (August 2007) Outcomes Studies underway Carotid Artery IMT Study (ACHIEVE) CV Outcomes Study (HPS2-THRIVE) MK-0524B Merck's extended release niacin combined with laropiprant and simvastatin Phase III program (triple fixed dose combination) Clinical equivalence study ongoing Anticipate filing NDA in 2008

Overview:
Nicotinic Acid-Induced Flushing Pathway[1–4]



Epidermal Langerhans Cells
Nicotinic Acid
Nicotinic Acid Receptor
Arachidonic Acid Pathway
Phospholipids
(+)
PLA2
Arachidonic Acid
Lipoxygenase
Cyclooxygenase 1
Leukotrienes
PGG2
PGH2
PGD Synthase
PGF2α
PGI2
PGE2
TXA2
PGD2
Dermal Blood Vessel
Prostaglandin D2 Receptor 1 (DP1) Pathway
PGD2
DP1 Receptor
Vasodilation and Flushing

PG=prostaglandin; PLA2=phospholipase A2; TXA2=thromboxane A2. Dashed arrows are normal parts of the arachidonic acid pathway that may or may not occur in Langerhans cells.

1. Maciejewski-Lenoir, D. et al., J Invest Dermatol 2006, 126, 2637–2646
2. Narumiya, S. et al., Physiol Rev 1999, 79, 1193–1226
3. Cheng, K. et al., Proc Natl Acad Sci 2006,103 (17), 6682–6687
4. Morrow, J. et al., Prostaglandins 1989, 38, 263–274

MERCK

Placebo (n=257) Merck's ER niacin 2 g (n=434) CORDAPTIVE (n=696) (ER niacin 2 g / laropiprant 40 mg) * p<0.001 vs. placebo % Change from Baseline HDL-C * * * * * -25 -20 -15 -10 -5 0 5 10 15 20 25 LDL-C Triglycerides CORDAPTIVE Phase III Efficacy Results 24 Weeks Maccubbin, D. et al., Symposium on Drugs Affecting Lipid Metabolism, Oct 2007

Global Flushing Severity Score (GFSS) Key Questions Asked How many times did you flush? How would you rate your flush? How long did you flush? How bothersome was your flush? Did flushing symptoms cause you to have difficulty sleeping last night? OVERALL during the past 24 hours, how would you rate your flushing symptoms (including redness, warmth, tingling or itching of your skin)? 11 point Likert Scale Used Did not have Mild Moderate Severe 0 3 5 6 7 8 9 Extreme 10 1 2 4 Norquist, J. et al., Current Med Res Opin 2007, 23, 1549-1560

CORDAPTIVE Maintenance Phase: Lower Incidence of Flushing versus ER Niacin Average Number of Days per Week with Moderate or Greater Flushing Symptoms (GFSS ^4) Across Weeks 1-24 Weeks on Treatment 0 2 4 6 8 10 12 14 16 18 20 22 24 Number of Days per Week 0 1 2 ER niacin dose advancement (1 g to 2 g) Niacin 1 g Niacin 2 g Placebo (n=270) Merck's ER niacin (n=541) CORDAPTIVE (n=798) Maccubbin, D. et al., Symposium on Drugs Affecting Lipid Metabolism, Oct 2007

Laropiprant (MK-0524): Studies to Evaluate Effect on Platelet Function Laropiprant is a selective and potent antagonist of the prostaglandin D2 receptor 1(DP1) Laropiprant also has affinity for the TxA2 receptor (TP) Thomboxane (TxA2) stimulates platelet activation and increases platelet aggregation Prostaglandin D2 (PGD2) has been reported to inhibit platelet aggregation in vitro, but not in vivo In clinical studies, the therapeutic dose (40 mg) of laropiprant did not show clinically meaningful changes in platelet function Bleeding time Collagen or ADP-induced platelet aggregation Urinary 11-dehydro-TxB2, a marker of platelet activation in vivo No imbalance in hemorrhagic or adjudicated cardiovascular thrombotic events in Phase II/III

MK-0524 Human Exposure in Phase I-III Clinical Studies* *Does not include ongoing ACHIEVE OR HPS2-THRIVE STUDIES Phase I: >1,200 volunteers Phase II: >1,800 patients Phase III: >3,200 patients Treatment # Patients Dose Duration MK-0524 monotherapy > 90 300 mg 3 weeks MK-0524 co-administration with ER niacin > 200 150 mg ^ 12 weeks CORDAPTIVE (1 g niacin / 20 mg for 4 weeks; then 2 g niacin / 40 mg) > 1,000 2 g / 40 mg ^ 24 weeks

MK-0524A & MK-0524B: Cardiovascular Surrogate Endpoint Study & Outcomes Study

Study	Partner	*n*	Duration	Objective	Study Start	Patients Exposed to MK-0524A*
ACHIEVE Carotid IMT study	MedPace/ ImagePace	900	2 years	Assess the effect of MK-524A + any statin on carotid intima media thickness	3Q06	737
HPS2-THRIVE Clinical Outcome Study	Oxford Clinical Trial Study Unit	20,000	4 years	Assess the effect of MK-524A + simvastatin (40 mg) on clinical outcomes in high risk patients	1Q07	10,550

* Number of patients enrolled in the MK-0524A 8-week run-in up to 11/27/2007

When these patients are randomized, half will transition to placebo and half will continue with MK-0524A

Studies will continue to enroll patients through 2008

MERCK

MK-0524A Summary Favorable lipid benefits of niacin were preserved with CORDAPTIVE CORDAPTIVE provided substantial reduction in ER niacin-induced flushing, both acutely and chronically Generally well tolerated Ongoing cardiovascular outcomes studies to demonstrate the benefit of CORDAPTIVE when added to conventional LDL-C lowering therapy, including statins

Merck's Late-Stage Development Pipeline
December 11, 2007

2008 Phase III	2008 Anticipated Filings	2007 Under Review	2007 US Approvals
MK-0974 **Migraine** MK-7418 (KW-3902) **Heart Failure** MK-0822 **Osteoporosis** MK-8669 (AP23573) **Cancer** V 270 (HEPLISAV) ***Hep B Vaccine***	MK-0524B **Atherosclerosis** MK-0364 **Obesity**	CORDAPTIVE* (MK-0524A) **Atherosclerosis** IV EMEND (MK-0517) **CINV** (Approvable)	JANUMET **Diabetes** ISENTRESS (MK-0518) **HIV**
	New Indications ISENTRESS **Treatment-naïve HIV** GARDASIL **Women** (through 45 years) **Males**	***New Indications*** GARDASIL **Vaginal/Vulvar cancer**	***New Indications*** JANUVIA **1st line** (with metformin) **Triple combo**

* Proposed trademark

MERCK

Heart Failure is a Common and Disabling Medical Condition Heart failure is the leading cause of hospitalization in patients over 65 years of age 5,000,000 patients suffer from heart failure in the US1, many of them from acute heart failure Current practice guidelines include treatment with diuretics2 Therapy with diuretics can be associated with worsening renal function Preservation of renal function associated with improved prognosis Treatment of acute heart failure patients requiring diuresis with progressive renal dysfunction is a significant unmet medical need NovaCardia acquired September, 2007 MK-7418 (rolofylline, formerly KW-3902) Phase III program ongoing Anticipate filing NDA in 2009 1. Centers for Disease Control: http://www..cdc.gov/DHDSP/library/fs_heart_failure.htm 2. Executive Summary: HFSA 2006, J Card Fail 2006, 12 (1),10-38 Nieminen, M. S. et al., ESC Guidelines, Eur Heart J 2005, 26, 384-416 Hunt, S.A. et al., ACC/AHA 2005 Guideline Update, Circulation 2005, 112 (12), e154-235

MK-7418: Selective Renal Arterial Vasodilator for the Treatment of Acute Heart Failure Inhibits sodium reabsorption in the proximal tubule ? Enhances diuresis Blocks adenosine-mediated vasoconstriction of afferent arteriole ? Increases renal blood flow ? Increases glomerular filtration rate Furosemide Thiazides 1 2

MK-7418 Early Clinical Study Results: Increased Glomerular Filtration Rate & Increased Renal Plasma Flow Patients with congestive heart failure and reduced kidney function Randomized, two-way crossover study (n=23) Background treatment with furosemide % Change in Renal Plasma Flow from Baseline p<0.05 vs Pbo p<0.05 vs Pbo 0 10 20 30 40 50 60 70 80 0 to 2 hrs 2 to 4 hrs 4 to 8 hrs Time Interval MK-7418 Placebo % Change in GFR from Baseline 0 to 2 hrs 2 to 4 hrs 4 to 8 hrs Time Interval MK-7418 Placebo p<0.05 vs Pbo p<0.05 vs Pbo Dittrich, H., J. Cardiac Fail 2007, 13 (8), 609-617

MK-7418: Phase III Pilot Study Results1 305 patients with acute heart failure and renal dysfunction Randomized to placebo, 10 mg, 20 mg or 30 mg of MK-7418 (4 hour infusion, once daily for 3 days) Patients at high risk for seizures were excluded, patients at intermediate risk were treated prophylactically with lorazepam Preliminary Results Compared to placebo, treatment with MK-7418 resulted in: Greater proportion of patients with improved dyspnea Fewer patients with worsening heart failure Greater weight loss These benefits of MK-7418 were achieved while preserving renal function compared to the progressive worsening of renal function in the patients treated with placebo Generally well tolerated No seizures seen in clinical trial 1. Metra, M., European Society of Cardiology, Heart Failure Congress, Jun 2007

Obesity is a Major Health Problem Worldwide Obesity is a global epidemic with long-term medical consequences1 1.6 billion adults worldwide and 130 million in US are overweight or obese Increases risk of cardiovascular disease, type 2 diabetes, and some cancers Diminishes life expectancy Current treatment includes lifestyle changes, medication, and surgery Medical need exists for safe and effective long-term weight loss treatments in overweight and obese adults ?30 kg/m2 Prospective study conducted in Sweden demonstrated beneficial effect of weight loss on mortality2 In the Nurses Health Study, women who lost >5 kg reduced their risk of diabetes by 50% or more3 In the Framingham Heart Study, weight loss of 6.8 kg or more led to a 28% reduction in hypertension risk for middle-aged adults and a 37% reduction for older adults4 1. World Health Organization: http://www.who.int/mediacentre/factsheets/fs311/en/index.html North American Association for the Study of Obesity: http://www.naaso.org/information/what_is_obesity.asp Calle, E., Kaaks, R., Nature Reviews 2004, 579-591 2 Sjostrom, L., NEJM 2007, 357, 741-752 3. Colditz, G. et al., Ann Intern Med 2005, 122, 7, 481-486 4. Moore, L. et al., Arch Intern Med. 2005,165, 1298-1303

Taranabant (MK-0364): A Highly Selective Cannabinoid-1 (CB-1) Receptor Inverse Agonist for the Treatment of Obesity Phase II clinical study Enrolled generally healthy patients (n=533) Excluded patients with a history of depression, symptomatic depression, or on antidepressants Significant dose-related reductions in body weight and waist circumference Taranabant was generally well-tolerated Dose-related increases in incidence of clinical AEs, and in discontinuations due to AEs in the taranabant group As reported with another CB-1 receptor inverse agonist (rimonabant), dose-dependent psychiatric adverse events were observed Pre-clinical toxicity profile of taranabant is different from the reported profile for rimonabant e.g., >100-fold margins for neurological effects (e.g. convulsions, seizures) in non-human primates with taranabant FDA experience with other CB-1 antagonists: "Suggests rimonabant differs from others in the class by its narrow therapeutic index."

Taranabant (MK-0364) Phase II Study Results: Mean Change in Body Weight



Mean Change in Body Weight‡ (kg)
3
2
1
0
-1
-2
-3
-4
-5
-6
-7
Placebo, n=105
Taranabant 0.5 mg, n=106
Taranabant 2 mg, n=109
Taranabant 4 mg, n=105
Taranabant 6 mg, n=108
Change vs. Placebo
-1.6 kg*
-2.4 kg*
-2.9 kg*
-4.0 kg*
2-wk run-in
12-wk treatment
-2
0
2
4
6
8
10
12
LS Means (84% CI)
Week

‡ LOCF: Last Observation Carried Forward

Erondu, N., et al., North American Association for the Study of Obesity, Oct 2007

MERCK

Taranabant (MK-0364) Phase II Study Results: Mean Reduction in Waist Circumference at 12 weeks -6.0 -5.5 -5.0 -4.5 -4.0 -3.5 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Taranabant Treatment Group 0.5 mg n=106 2 mg n=109 4 mg n=105 6 mg n=108 -4.2 -4.2 -4.8 -5.0 -2.4 Placebo n=105 ‡ LOCF: Last Observation Carried Forward *p<0.05 for placebo to taranabant dose shown * * * * LS Mean Change‡ (cm)

Taranabant (MK-0364) Phase III Studies Ongoing Taranabant Phase III program evaluating multiple doses up to and including 2 mg Entry criteria include patients controlled on one anti-depressant Patients with symptomatic depression and patients on multiple anti-depressants excluded Additional safety and tolerability data being collected to characterize the benefit:risk profile across doses Studies extended for additional year to provide long-term data and follow-up Anticipate filing NDA in 2008

Migraine is a Debilitating Disease Over 29 million Americans suffer from migraine The US Headache Consortium goals include treating attacks rapidly and consistently, and preventing recurrence Triptans are a first-line treatment for migraines Side-effects (e.g. chest pain, paresthesias) Not recommended for patients at risk of heart disease, stroke, and diabetes Medical need for effective migraine treatments with minimal side-effects National Headache Foundation: http://www.headaches.org/professional/pressindex.html

Proposed Role of Calcitonin Gene-Related Peptide (CGRP) Receptor Antagonists in Migraine CGRP is a potent neuropeptide expressed in the trigeminal system Increased during migraine and cluster headache CGRP receptor antagonists: May act at multiple sites to block the actions of CGRP Are not vasoconstrictors Blocking Neurogenic Inflammation Inhibition of Pain Transmission Inhibition of CGRP Vasodilation of Cerebral Vessels Goadsby, P. et al., Ann Neurol 1988, 23, 193-196; Goadsby, P. et al., Ann Neurol 1990, 28, 183-187; Lassen, L. et al., Cephalalgia 2002, 22, 54-61; Levy, D. et al., Ann Neurol 2005, 58, 698-705; Fischer, M. et al., J Neurosci 2005, 25 (25), 5877-5833

MK-0974: Potent Oral Antagonist of the CGRP Receptor Phase II clinical study demonstrated efficacy in migraine patients Significant relief of migraine pain two hours after dosing Relief of migraine-associated symptoms Generally well tolerated Phase III clinical trials ongoing Anticipated filing NDA in 2009

MK-0974 Pain Relief Results in Phase II Study


Proportion of patients, %
80
70
60
50
40
30
20
10
0
46.3
68.1
48.2
67.5
69.5
Placebo
n=115
MK-0974
300mg
n=38
400mg
n=45
600mg
n=40
Rizatriptan
10mg
n=34
2 hours
Proportion of patients, %
23.5
52.6
37.8
52.5
35.3
Placebo
n=115
MK-0974
300mg
n=38
400mg
n=45
600mg
n=40
Rizatriptan
10mg
n=34
24 hours

Ho, T. et al., American Headache Society, Jun 2007

MERCK

Osteoporosis Affects an Estimated 75 million People in Europe, Japan and USA 1 in 3 women over 50 years of age will experience osteoporotic fractures, as will 1 in 5 men 24 percent of hip fracture patients aged 50 and over die in the year following their fracture At six months after a hip fracture, only 15% of patients can walk across a room unaided By 2050, the worldwide incidence of hip fracture is projected to increase by 240% in women and 310% in men Current standard of care oral therapies are associated with upper gastrointestinal disorders and restrictive dosing instructions International Osteoporosis Foundation: http://www.iofbonehealth.org/facts-and-statistics.html National Osteoporosis Foundation: http://www.nof.org/osteoporosis/diseasefacts.htm

Odanacatib (MK-0822): Cathepsin K Inhibition for the Treatment of Osteoporosis Cathepsin K is a cysteine protease responsible for bone matrix degradation Inhibition of Cathepsin K decreases bone resorption MK-0822 is a selective and reversible inhibitor of Cathepsin K CO2 H2CO3 H2 CO2 HCO-3 HCO-3 Cl- ATP ADP Cl- Cl- H+ (Cathepsin K) Lysosomal Enzymes pH=4 Sealing Zone BONE Lysosomes Cat K Legend

MK-0822: A New Mechanism for the Treatment of Osteoporosis Results of clinical studies to date Dose-dependent increase in bone mineral density at key fracture sites At doses of 10, 25 or 50 mg once weekly MK-0822 was generally well tolerated Weekly dosing of MK-0822 with or without food No unique dosing requirements Phase III clinical studies ongoing 50 mg once weekly Anticipate filing NDA in 2012

-2 -1 0 1 2 3 4 5 LS Mean Percentage Change from Baseline * p ? 0.001, **p ? 0.050 Lumbar Spine Total Hip Femoral Neck Hip Trochanter * * * * * * ** * * * * * Placebo, n = 81 3 mg, n = 82 10 mg, n = 77 25 mg, n = 78 50 mg, n = 77 MK-0822 Showed Increases in Bone Mineral Density at Key Fracture Sites in Phase IIB 12-month Results Bone, H. et al., American Society for Bone and Mineral Research. Sep 2007

Deforolimus (MK-8669; AP23573): Novel mTOR Inhibitor for Cancer Global collaboration established with ARIAD (July 2007) ARIAD's Phase I studies demonstrated favorable activity with sarcoma mTOR is a cellular master switch that plays a central role in: Cell growth Cell division (proliferation) Metabolism Angiogenesis mTOR signaling is activated in a significant proportion of many tumor types

MK-8669: Novel mTOR Inhibitor for Cancer Initial Phase II study demonstrated encouraging activity as a single agent in metastatic endometrial cancer Patients with cancer that failed prior chemotherapy 27% (12/45) had clinical benefit response (objective response, or stable disease for at least 4 months) MK-8669 toxicity well manageable Phase III clinical studies ongoing Treatment of metastatic sarcomas Designated as fast-track by FDA for soft-tissue and bone sarcomas Anticipate filing NDA in 2010

HEPLISAV (V-270): Novel Hepatitis B Vaccine Licensed from Dynavax in November 2007 Contains HBsAg and immunostimulatory sequences Target toll-like receptor 9 on dendritic cells Enhance specific immune response Phase II clinical study results demonstrate robust response after two doses1 Phase III trial underway (n >2,000) HEPLISAV: 2 doses at 0 and 1 month Engerix-B: 3-doses (approved regimen) Anticipate filing NDA for adults in 2010 1. Halperin, S. et al., Vaccine 2006, 24, 20-26

HEPLISAV (V270) Phase II Study: Faster Response and Antibody Persistence with Fewer Doses Response in 18-28-year-olds 0 4 8 9 12 24 25 28 60 Week % anti-HBsAg ?10 mIU/mL 0 20 40 60 80 100 12% 4% 18% 64% 57% 93% 98% 90% 100% 75% 79% HEPLISAV (0, 8 wks); Menjugate(r) (24 wks) Engerix-B(r) (0, 8, 24 wks) * p<0.01 * * * * Halperin, S. et al., Vaccine 2006, 24, 20-26

Merck's Late-Stage Development Pipeline December 11, 2007

2008 Phase III	2008 Anticipated Filings	2007 Under Review	2007 US Approvals
MK-0974 **Migraine** MK-7418 (KW-3902) **Heart Failure** MK-0822 **Osteoporosis** MK-8669 (AP23573) **Cancer** V 270 (HEPLISAV) ***Hep B Vaccine***	MK-0524B **Atherosclerosis** MK-0364 **Obesity**	CORDAPTIVE* (MK-0524A) **Atherosclerosis** IV EMEND (MK-0517) **CINV** (Approvable)	JANUMET **Diabetes** ISENTRESS (MK-0518) **HIV**
	New Indications ISENTRESS **Treatment-naïve HIV** GARDASIL **Women** **(through 45 years)** **Males**	***New Indications*** GARDASIL **Vaginal/Vulvar cancer**	***New Indications*** JANUVIA **1st line (with metformin)** **Triple combo**

* Proposed trademark

MERCK

Cholesteryl Ester Transfer Protein (CETP): Potential Role in Atherosclerosis CETP facilitates the transfer of cholesteryl esters from HDL to other lipoproteins Elevated plasma HDL-C levels are inversely correlated with cardiovascular risk Inhibition of CETP raises HDL-C levels and decreases LDL-C levels in animal and humans CETP inhibition reduces atherosclerosis in some preclinical models Hypothesis: Inhibition of CETP represents a potential therapeutic intervention to raise HDL-C to reduce the risk of coronary artery disease

ILLUMINATE: Cardiovascular Outcomes Study of Torceptrapib (>15,000 patients)1 ILLUMINATE tested the proposition that the investigational CETP inhibitor, torcetrapib, would decrease the risk of clinical cardiovascular events Trial terminated prematurely due to increased risk of death and cardiac events in patients receiving torcetrapib "Our study neither validates nor invalidates the hypothesis that raising levels of HDL cholesterol by the inhibition of CETP may be cardioprotective. Thus, the possibility that the inhibition of CETP may be beneficial will remain hypothetical until it is put to the test in a trial with a CETP inhibitor that does not share the off-target pharmacologic effects of torcetrapib."1 Known off-target effect of torcetrapib: increase in blood pressure Post-hoc findings: Increase in plasma aldosterone Decrease in potassium, which correlated with increased cardiovascular risk 1Barter, P. et al., NEJM 2007, 357, 21, 2109-2122

Merck's Preclinical Studies to Investigate Off- Target Blood Pressure Effects of Torcetrapib Preclinical studies to evaluate the acute hemodynamic effects of the CETP inhibitors, torcetrapib and anacetrapib (MK-0859) Results Effects of torcetrapib Acute increase in blood pressure Appears to be mediated by off-target, CETP-independent mechanism Not due to a direct effect on vascular smooth muscle Not diminished in presence of ^-adrenergic, angiotensin II or endothelin receptor antagonists Acute pressor effect mediated via adrenal gland Increase in plasma aldosterone Acute blood pressure increase is not a direct effect of aldosterone Effects of anacetrapib (MK-0859) No effect on blood pressure No effect on plasma aldosterone levels Forrest, M., American Heart Association Meeting, Nov 2007

Anacetrapib (MK-0859) Clinical Cross-Over Study (n=22): Ambulatory Blood Pressure Profile Comparable to Placebo R Krishna, European Society of Cardiology Congress, Sep 2007 Day 10 (hour) Mean Systolic Blood Pressure (SE) (mmHg) 2 4 6 8 10 12 14 16 18 20 22 24 100 110 120 130 Day 10 (hour) Mean Diastolic Blood Pressure (SE) (mmHg) 2 4 6 8 10 12 14 16 18 20 22 24 50 60 70 80 90 Mean Systolic Blood Pressure Mean Diastolic Blood Pressure 0 0 Placebo Anacetrapib 150 mg

Anacetrapib (MK-0859): A Novel CETP Inhibitor Results from Phase IIb dose-ranging study in patients with dyslipidemia 8-week treatment period: Placebo, Atorvastatin alone, Anacetrapib (4 doses), Anacetrapib (4 doses) + Atorvastatin Anacetrapib significantly decreased LDL-C Decreases in Apo B and Lp(a) Anacetrapib significantly increased HDL-C Increases in Apo A1 and Apo E Effects were additive to atorvastatin effects Anacetrapib is generally well tolerated Individual adverse events were similar across placebo, atorvastatin, and active treatment groups Blood pressure effects of anacetrapib were comparable to placebo

Anacetrapib (MK-0859): A Novel CETP Inhibitor Effects on LDL-C



Anacetrapib Monotherapy
% Change from Baseline in LDL-C
20
0
-20
-40
-60
-80
0
2
4
8
Weeks
Placebo
Anacetrapib 10 mg
Anacetrapib 150 mg
Anacetrapib 40 mg
Anacetrapib 300 mg
Anacetrapib + Atorvastatin
% Change from Baseline in LDL-C
20
0
-20
-40
-60
-80
0
2
4
8
Weeks
Atorva 20 mg
Anacetrapib 10 mg + Atorva 20 mg
Anacetrapib 40 mg + Atorva 20 mg
Anacetrapib 150 mg + Atorva 20 mg
Anacetrapib 300 mg + Atorva 20 mg

D. Bloomfield, Intl Symposium on Drugs Affecting Lipid Metabolism, Oct 2007

MERCK

Anacetrapib (MK-0859): A Novel CETP Inhibitor Effects on HDL-C


Anacetrapib Monotherapy
% Change from Baseline in HDL-C
160
140
120
100
80
60
40
20
0
-20
0
2
4
8
Weeks
Placebo
Anacetrapib 10 mg
Anacetrapib 40 mg
Anacetrapib 150 mg
Anacetrapib 300 mg
Anacetrapib + Atorvastatin
% Change from Baseline in HDL-C
Weeks
Atorva 20 mg
Anacetrapib 10 mg + Atorva 20 mg
Anacetrapib 40 mg + Atorva 20 mg
Anacetrapib 150 mg + Atorva 20 mg
Anacetrapib 300 mg + Atorva 20 mg

D. Bloomfield, Intl Symposium on Drugs Affecting Lipid Metabolism, Oct 2007

MERCK

Anacetrapib (MK-0859): Summary of Clinical Study Results Favorable lipid changes, including significant decreases in LDL-C and increases in HDL-C versus baseline, as monotherapy and in combination with atorvastatin The safety and tolerability profile of anacetrapib was comparable to placebo in clinical studies conducted to date Off-target activities reported with torcetrapib (elevations in blood pressure, increases in aldosterone) were not observed with anacetrapib

Anacetrapib (MK-0859): Sequenced Phase III Program Planned to Start in 2008 Intend to initiate sequenced Phase III program in 2008 Obtain additional clinical experience in patients before initiating outcomes study Evaluate effects on key safety parameters (blood pressure, electrolytes, aldosterone) with longer patient exposures Anticipate initiation of Cardiovascular Outcomes Study as early as 2009

Outline MRL Overview Late Stage Pipeline Review Pipeline Overview

R&D Pipeline Discussion Phase III Specific candidates Phase I and II The most advanced candidate for a specific mechanism within a given therapeutic area Not included: Back-up candidates, regardless of their phase of development Additional indications in the same therapeutic area Additional claims for in-line products, line extensions, or formulations

Merck Pipeline: December 11, 2007 * Proof-of-Concept Molecule (1) Clinical Program conducted by Allergan, Inc. Progressed since December, 2006 Athero., MK-0524B Under FDA Review Obesity, MK-0364 (taranabant) Stroke, MK-0724 Cancer, MK-4721 Cancer, MK-0646 Cancer, MK-0457 Overactive Bladder MK-0634 Respiratory Dis., MK-0633 Cancer, MK-0822 Atherosclerosis, MK-0859 HPV, V502 Atherosclerosis, MK-0633 Infect. Dis., V419 Alzheimer's Dis., MK-0249 Infect. Dis., MK-8122 Cancer, MK-0429 Cancer, V930 Infect. Dis., V512 Infect. Dis., V710 Cancer, MK-0752 Cardiovascular, MK-0448 Diabetes, MK-0941 Parkinson's Dis, MK-0657 Infect. Dis., MK-7009 Atherosclerosis, MK-6213 Psychiatric Dis., MK-0249 Psychiatric Dis., MK-5757 Pain, MK-2295* Phase II Phase I Phase III 2007 U.S. Approvals Phase I Approvable Neurologic, MK-4305 Osteoporosis, MK-0822 (odanacatib) Diabetes JANUMET HIV, MK-0518 ISENTRESS CINV MK-0517 Athero., MK-0524A CORDAPTIVE Migraine, MK-0974 Cardiovascular, MK-8141 Diabetes, MK-0893 CHF, MK-7418 (rolofylline; KW3902) Hepatitis B Vaccine, V270 HEPLISAV Ophthalmic, SIRNA-027(1) Cancer, MK-8669 (deforolimus; AP23573) Cardiovascular, MK-1809 Alzheimer's Dis., V950 Cancer, MK-2461 Diabetes, MK-2662 Diabetes, MK-8245 Infect. Dis., MK-3281 Infect. Dis., MK-4965 Insomnia, MK-8998 Ophthalmic, MK-0140 Sarcopenia, MK-2866

Summary Two product approvals in 2007 and a robust late-stage pipeline Two filings under FDA review Anticipate two new filings in 2008 Seven programs currently in Phase III Building on the successes of GARDASIL and JANUVIA Strong overall pipeline to support long-term growth

Questions and Answers

Kenneth C. Frazier Executive Vice President and President, Global Human Health Global Human Health and Commercialization

Agenda Global Human Health Strategy Realizing the Benefits of our Plan to Win Maximizing the Success of Recent Launches Driving In-Line Product Growth Preparing for Upcoming Launches Evolving to New Commercial Model Driving Growth in Emerging Markets Summary

Outcomes Merck's Commercial Strategy Merck's Plan to Win Designed to Succeed in a Changing Environment Market Environment Maximize new product launches Capitalize on lifecycle management Focus on customer value and efficiency through New Commercial Models Standardized, scaleable global processes to achieve operational efficiencies broadly Payer pressures increasing Demands on physicians increasing Consumer involvement increasing Patent expirations and shift to generics Competitive pressures Merck is dramatically changing to better serve its customers, win vs. competition, drive efficiencies and deliver shareholder value

Global Human Health Achieving Benefits of Therapeutic and Region/Country Leadership United States Asia Pacific Latin America Japan Europe, Middle East, Africa, Canada Diabetes & Obesity Atherosclerosis & Cardiovascular Respiratory, Bone, Arthritis & Analgesia Oncology Neuroscience & Ophthalmology Adolescent & Adult Vaccines Pediatric Vaccines Infectious Diseases Therapies Vaccines & Infectious Diseases Pharmaceuticals Franchises Global Market & Franchise Business Support

Realizing the Benefits Successfully launched 7 new products in the last 2 years Grew global revenue 8% 3Q YTD, despite US patent expiries of ZOCOR and PROSCAR Achieved nearly four-fold increase in global vaccine sales since 2005 Starting to gain significant savings in Marketing & Administrative expense through standardization of global processes Preparing for the next wave of new product launches Achieving initial benefits of new commercial models On track to achieve over $2 billion sales target in emerging markets by 2010

Achieving Our Plan to Win Through Successful Product Launches

GARDASIL Unprecedented Execution Public sector funding available, e.g., Australia, Germany, US & Canada; recommendation issued in UK (2008 tender) Comprehensive US private sector coverage: 99% of managed care lives* Strong opinion leader support Unprecedented uptake across specialties Vaccination becoming common in US with an estimated 17% overall penetration rate and higher compliance rate versus norms (75% 2nd dose; 50% 3rd dose) Expedited and Broad Policy Recommendations Quick and Broad Public and Private Funding Rapid and Strong Market Uptake Broad and Comprehensive Global Approvals Expedited and wide-ranging policy recommendations in multiple countries Extensive global professional society endorsement Strong recommendations by ACIP and national/state governments Approved in 93 markets; launched in 72 Broad indication for cervical cancer, vaginal pre-cancer, vulvar pre-cancer and genital warts caused by HPV Types 6, 11, 16, 18 *Individual coverage will vary based on patient's benefit design

GARDASIL Strong Performance Driven by US and Australia Cumulative sales of $1.4 billion since launch with over 5 million receiving first dose Rapid funding, physician and consumer adoption support global success Strongest uptake in US, Australia; SP-MSD success driven by early adopter countries, including Germany, France and Belgium Significant opportunity to penetrate other international markets as policy recommendations are made and government funding becomes available Net Sales* ($MM) 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 US 10 65 143 312 286 328 ex-US* 0 5 12 53 72 91 *As reported by Merck, excluding end market revenue from SP-MSD JV

GARDASIL Profile Only HPV vaccine proven to protect against: Four types of HPV (quadrivalent) Genital warts (>1 MM US cases/year) HPV 18 related cervical pre-cancers as a separate clinical endpoint AIS, immediate cervical cancer precursor More cancers - vaginal cancer (13K WW cases/year) and vulvar cancer (27K WW cases/year) Proven Duration of Protection up to 5 years Demonstrated immune memory Cost effectiveness HPV 6/11 protection delivers value in the first five years post vaccination* HPV 16/18 protection provides long term benefit* Proprietary adjuvant and well characterized yeast production Used in millions of children and adults *based on economic model

GARDASIL Short- and Long-Term Health Economic Benefits HPV 6/11 protection provides great early return on investment Longer term cost effectiveness driven by prevention of HPV 16/18 Short-Term Economic Estimates Long-Term Economic Estimates Analysis conducted for the UK based on economic model * Excludes cost of vaccine Source : Dasbach et al. Eurogin 2007 Years following vaccination program implementation -40 000 -30 000 0 1 2 3 4 5 number of events avoided -80 000 -70 000 -60 000 -50 000 -40 000 -30 000 -20 000 0 0 Diseases due to HPV types 16, 18* Prevented Diseases due to HPV types 6, 11* Prevented 10 20 30 40 ~97% -20 000 -10 000 0 -10 000 * * (CIN 1), genital warts*

GARDASIL Driving Continued Growth Through Life Cycle Management Cumulative Market Penetration Time Stage Four 9-26 Year Old Males Stage One - Core Phase III Program in 9-26 Year Old Females Cervical Cancer Genital Warts CIN 1-III, VIN/VAIN II, III Stage Two Vaginal Cancer, Vulvar Cancer Immune Memory Cross Protection Stage Three Adult Women Through Age 45 Second Generation HPV Vaccine

GARDASIL Summary: Growth Driven By Penetration of Current and New Cohorts; Strong Competitive Position Increase uptake in current cohorts: Enhance penetration among 19-26 year olds Continue to drive consumer awareness/origination Support ex-US policy recommendations/funding Enhance compliance Launch in new cohorts; market development required to increase relevance 27 - 45 year old women - 12/07 submission 9 - 26 year old males - 2008 submission Maintain strong competitive differentiation through clinical profile and value delivered by GARDASIL * Per capita GNI > $9,385

ZOSTAVAX, ROTATEQ and VARIVAX
Strong Market Acceptance and Initial Success

ZOSTAVAX
[Zoster Vaccine Live (Oka/Merck)]

- Launched in US; recommended by ACIP 60 years and older for prevention of shingles
- Reimbursed by plans covering >90% managed care and Medicare Part D lives*
- Growth over lifecycle driven by potential approval of 50-59 year-old cohorts and international launches

RotaTeq
(Rotavirus Vaccine, Live, Oral, Pentavalent)

- Approved in 73 countries
- Launched in US, 41 other markets
- Recommended by ACIP and reimbursed by plans covering ~96% managed care lives*
- Penetration in US over 60% of birth cohort
- Well positioned to maintain US market leadership against expected competition in 2008

VARIVAX
[VARICELLA VIRUS VACCINE LIVE (Oka/Merck)]

- Strong uptake of ACIP recommendation for second dose
- Rapid growth in total varicella-containing vaccine doses in 2007**

* Individual coverage will vary based on patient's benefit design.
** Includes ProQuad, to be reintroduced in US and introduced in ex-US markets as bulk varicella issue is resolved.

MERCK

JANUVIA/JANUMET Unprecedented Execution Highly Differentiated Products Rapid and Strong Market Uptake Discovery and development in 3.8 years vs. industry average of 7.1 years First DPP-4 Inhibitor on the market Approved in 64 countries; reimbursed in 14 countries, many in record time JANUMET launched 4.5 months after JANUVIA (2Q07) Speed to Market Once daily, oral Substantial efficacy Weight neutral Low risk of hypoglycemia Approximately three million Rxs since launch US managed care coverage in plans with 200 million lives Second most prescribed branded oral agent in US Most successful diabetes launch in Mexico and Germany Lead entry of DPP-4 into oral Diabetes market Well established efficacy profile Educate market on safety and tolerability Launched JANUMET with minimal cannibalization of JANUVIA Merck rated #2 pharma company in the diabetes field by thought leaders Implementation Consistent with Strategic Intent

JANUVIA/JANUMET JANUVIA - Rapid and Strong Market Uptake Source: IMS Health, NPA Weekly NGPS Diabetes Oral and GLP-1 Market JANUVIA 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 10/20/06 11/3/06 11/17/06 12/1/06 12/15/06 12/29/06 1/12/07 1/26/07 2/9/07 2/23/07 3/9/07 3/23/07 4/6/07 4/20/07 5/4/07 5/18/07 6/1/07 6/15/07 6/29/07 7/13/07 7/27/07 8/10/07 8/24/07 9/7/07 9/21/07 10/5/07 10/19/07 11/2/07 11/16/07 TRx Share

JANUVIA/JANUMET Additive JANUMET Impact Source: IMS Health, NPA Weekly NGPS Diabetes Oral and GLP-1 Market JANUMET Sitagliptin FAMILY 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% TRx Share 10/20/06 11/3/06 11/17/06 12/1/06 12/15/06 12/29/06 1/12/07 1/26/07 2/9/07 2/23/07 3/9/07 3/23/07 4/6/07 4/20/07 5/4/07 5/18/07 6/1/07 6/15/07 6/29/07 7/13/07 7/27/07 8/10/07 8/24/07 9/7/07 9/21/07 10/5/07 10/19/07 11/2/07 11/16/07 JANUVIA

JANUVIA/JANUMET Growth Through Life Cycle Management Cumulative Market Penetration Time Stage Four Stage One - Core Phase III Program Monotherapy (2 studies) Combination Therapy (Met, PPAR) Dosing for renal impairment Stage Two Add on to MF (vs. SFU) therapy EU 2nd line study Stage Three SFU/Met add on SFU add on MK-0431A factorial 1st line Robust Development Program - 49 studies completed/ underway - 15 more to begin in 2008: Outcomes New uses New combinations Long term data New formulations {

ISENTRESS Meets Critical Unmet Need for HIV Therapy In 2007, ~33.2 MM HIV positive people worldwide ~2.5 MM new infections and ~2.1 MM AIDS deaths per year ~2.6 MM patients treated worldwide People living with HIV In the US ~1.2 MM (500K treatment experienced) In the EU ~2.3 MM (415K treatment experienced) With new treatment options, HIV has become a chronic disease for many Increasing incidence of treatment failures as a result of: Drug resistance (~75% resistance to at least one class in the US) Poor tolerability and toxicities of existing HIV treatment regimens Frequent and complex drug interactions with HIV and concomitant medications Opportunity for ISENTRESS to meet unmet needs related to resistance, tolerability/safety and drug interactions

ISENTRESS
Early Success Driven by Unprecedented Execution

Speed to Market	• Fastest antiretroviral clinical development program since mid-90s • Accelerated approval in US - available 5 days after approval • EU CHMP positive opinion issued in November • Filing in >100 countries • Approval expected in ~75 countries by 2Q08
Highly Differentiated Product	• First-in-Class Integrase Inhibitor • Potent and rapid efficacy in treatment naïve and multi-class resistant patients • Favorable tolerability, safety and drug interaction profile
Rapid Reimbursement by Payors in US	• Aids Drug Assistance Program: available in 35 states, pending in 9 states • Medicaid: available in 37 states, pending in 7 states • HMO/PBM: available in 2nd tier for 48% of lives; 96% of PBM lives have access
Rapid and Strong Market Uptake	• Strong Scientific Leader support across the world • In the US, ISENTRESS surpassed Prezista in comparable retail pharmacy data by week two • In Canada, the Ontario government has made the decision to reimburse ISENTRESS within a few days of receiving the Notice of Compliance

MERCK

ISENTRESS Early Success - Rapid and Strong Market Uptake Comparison of ISENTRESS Weekly NRx Trends vs. Major HIV Drug Launches 0 500 1000 1500 2000 2500 3000 Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 NRx ISENTRESS Kaletra Reyataz Prezista Aptivus Selzentry Viracept Lexiva Source: IMS Health, NPA Plus 7TM

ISENTRESS Driving Continued Growth Through Lifecycle Management Cumulative Market Penetration Time Stage Four Pediatrics (including neonates) Stage One Core Phase III Program in treatment experienced patients with triple class resistance Treatment-experienced patients with virological suppression and tolerability, safety or convenience challenges Stage Two New treatment paradigms Co-infected patients Special populations (women, African-American patients) Stage Three Early lines Treatment naive adult patients

Late Stage Product Candidates Next Wave to Address Significant Unmet Needs Lipid Management - MK-0524A (CORDAPTIVE*) MK-0524B (ER niacin/laropiprant/simvastatin) Large patient population with abnormal lipids Unmet need for proven treatment to increase HDL, with improved tolerability Proven outcomes for niacin Obesity - MK-0364 (taranabant) Global epidemic with proven link to CV and other co-morbidities Consumer willingness to seek and pay for treatment Migraine - MK-0974 (CGRP Inhibitor) Large population with high burden of disease Opportunity for new mechanism with improved tolerability/safety Acute Heart Failure - MK-7418 (rolofylline) Obtained through Novacardia acquisition Potential to be first-in-class adenosine A1 receptor antagonist for acute heart failure Unique mechanism of action may increase diuresis of patients while maintaining/preserving renal function *Proposed Trademark

*Percent of US Adult Population Low HDL-C (26%*) High TG (13%*) High LDL-C (26%*) CORDAPTIVE Dyslipidemia in the United States Source: NHANES IV Data, U.S. Population projected to 2007 Nearly 100 million Americans have at least one "abnormal" lipid parameter ~55 million have high LDL-C ~55 million have low HDL-C ~28 million have high TGs Despite success of statins, approximately 70% CV risk remains

Executing to Maximize Global In-Line Product Performance Sales: 3Q YTD $3.1 billion, +19% #1 product in US respiratory market #1 asthma controller brand for children worldwide Sales: 3Q YTD $2.5 billion, +7% #2 branded AIIA in the US and Europe Sales: 3Q YTD $3.7 billion, +34% VYTORIN continues to outpace branded statins in TRx share growth since the availability of generic simvastatin VYTORIN has unmatched access and is available to more patients at the lowest branded co-pay than other branded agents ZETIA continues to grow in total prescription share and is the leading non-statin in new and total prescription share in the cholesterol- lowering market Sales: 3Q YTD $2.3 billion, -4% FOSAMAX and FOSAMAX PLUS D are the most prescribed medicines worldwide for the treatment of osteoporosis 2008 revised guidance: $1.1 to $1.4 billion

Evolving to New Commercial Models

Speed of Decisions Accountability Customer focus Strong Execution Global Franchises Today Future Optimized Current Model New Commercial Models Continuous Improvements to Current Model

Optimized Current Model Helping to Drive Performance TRx Share 13.9% 14.1% 12.2% 12.5% 18.7% 17.6% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07 Jul-07 Sep-07 SINGULAIR Zyrtec Advair Source: IMS NPAO

Build-a-Patient Multi-Media e-detail aid Exam Room Education Waiting Room TV Multi-Channel Peer to Peer Education Customized Patient Kit TV / Print Website Banner ads Campaign Customized email Multi-Channel Marketing/Technology MCO Asthma Improvement Program 53

Journey for Control Program Advancing Diabetes Education "Bringing key partners together" A wide variety of offerings to improve learning and behavior modification Innovative teaching tools and special training to use them New educational options to offer their patients More educational options for their members with diabetes

Solutions to Address Customer Needs Unbranded resource to address healthcare disparities Customers indicated need to increase training on cultural competence Resource developed in coordination by those "closest to the customer" Resource also focuses on Merck Priority Disease Areas

Critical to Embrace New Ways of Engaging Physicians on Their Terms and Execute with Greater Productivity On average, a call lasts 4.6 minutes Current Industry Model Source: ImpactRx SNL 2006 100 Sales Reps 83 make it past reception 56 see the physician (27 drop samples and leave) < 24 have quality, two way discussions

Brand Differentiation Merck Differentiation Customer Value Score Trust & Value Metrics Partner with customers to improve patient outcomes (via products and solutions) New Commercial Models Model Key Metrics Changing Our Commercial Model Deliver consistent, compelling brand messages to explain value of product Brand Differentiation Message Quantity Reach & Frequency GRPs Current Model Model Key Metrics Hierarchy: product-geography-customer Hierarchy: customer-product-geography

Field Team determines region boundaries Execute Determines # of personnel/resources Alignment based on customers Field Team determines # customers and workload Field-driven "bottom-up" alignment process Piloting New Commercial Models a "Laboratory" with 700 Customer-Facing Employees HQ determines # customers and workload Determines # representatives/resources Determines region boundaries Alignment by prod/geography Execute HQ-driven "top-down" alignment process Teams will be Aligned Around Customers

Pilots are Generating: Continuous Improvements to Current Model and Path to New Commercial Models Speed of Decisions Accountability Customer focus Strong Execution Global Franchises Today Customer Account Managers Asymmetrical deployment Customer-centric solutions and culture Future Optimized Current Model Pilot Current Transition Phase

Speed of Decisions Accountability Customer focus Strong Execution Global Franchises Today Customer Account Managers Asymmetrical deployment Customer-centric solutions and culture Future New Commercial Model Optimized Current Model Pilot Current Transition Phase Future State Pilots are Generating: Continuous Improvements to Current Model and Path to New Commercial Models

Value-based partnership vs. message frequency transactions Longer-term customer loyalty and advocacy vs. short-term product utilization Increased focus on healthcare system - physician groups, integrated health systems, payers and consumers Strategic channel management to decrease dependency on personal promotion Customer segmentation from a Merck portfolio view to drive resource allocation choices Mass customized solutions that can be used with multiple customers New Commercial Models More Effective and Efficient Greater Sales Increased Market share Increased Operating Income Lower SG&A

Emerging Markets On Track to Double Sales to $2 Billion by 2010 Merck well positioned to capitalize on key growth opportunity High growth rates & rapidly evolving health care systems Speed to market & market access are key levers Product portfolio well aligned to meet healthcare needs Increasing burden of chronic disease - e.g. emerging markets account for over 60% of global cases of diabetes Merck will increase & sustain investments to build the business Expanding on the strong foundations in China, Korea, Russia and Turkey Building the presence in India and other emerging markets Adopting an integrated strategy in key markets to support global revenue growth & expense objectives Leveraging local capabilities in R&D, manufacturing & services via partnerships & alliances

Summary Realizing our Plan to Win Maximizing Product Launches - 7 in 2 years Driving In-Line Product Growth Preparing for Next Wave of Launches Moving Forward on New Commercial Models Increasing efficiency and effectiveness Growing in Emerging Markets On track to double sales to $2 billion in emerging markets by 2010

Questions and Answers

Peter N. Kellogg Executive Vice President and Chief Financial Officer Financial Overview

Focused on Shareholder Returns New business model structured to drive top line and double-digit bottom line growth by 2010, excluding certain items Savings from cost management are reinvested to accelerate expanded pipeline productivity and new launches, and to contribute to Earnings Per Share growth Growth further enhanced by potential focused acquisitions and ongoing partnership activity Financial stewardship to maintain dividend and opportunity for share repurchases, supporting total shareholder returns Principles

2007 Key Highlights - Realizing the Benefits Top Line: Strong sales growth, despite patent expiries of ZOCOR and PROSCAR Vaccine sales growth led by GARDASIL and VARIVAX Continued double-digit growth of SINGULAIR Successful launches of JANUVIA and JANUMET Alliances: Continued growth from ZETIA and VYTORIN from the MSP partnership Reinvestment: R&D efficiencies allow the Company to fully fund near and long-term opportunities Sales growth and margin leverage leads to anticipated non-GAAP EPS growth in excess of 20%

Anticipated 2008 Performance Driving Toward Long-Term Objectives Top Line: Newly launched products and optimization of in-line products offset another year of patent expiries JANUVIA, JANUMET, ISENTRESS, GARDASIL, ZOSTAVAX, VARIVAX and SINGULAIR Alliances: ZETIA and VYTORIN drive equity income growth Operating Costs: Manufacturing supply strategy and cost reduction initiatives lead to PGM expansion Reinvestment: Efficiencies continue to fund new product launches, support our key in-line products and R&D strategy P&L leverage drives anticipated 2008 EPS growth

AZLP 2008 Payments and Pre-tax Gain Contractually, AZLP is required to buy out a portion of Merck's Partnership interest in AZLP Additionally, deferred income set up in 1999 will be recognized in 2008 Merck's investment balance for equity stake in AZLP Estimated pretax gain Merck repays a $1.4 billion loan to AZN, that will have no P&L impact > $4 billion ~ $1 billion > $(2.5) billion ~ $2.5 billion

2007 and 2008 Performance 2007 Results Expected to be In-Line with Guidance Merck anticipates 2007 non-GAAP EPS of $3.08 to $3.14* Merck anticipates 2007 GAAP EPS of $1.45 to $1.51 2008 Guidance Merck anticipates 2008 non-GAAP EPS of $3.28 to $3.38** Merck anticipates 2008 GAAP EPS of $3.96 to $4.06 * Excludes restructuring costs, the charge associated with the US VIOXX product liability settlement agreement, the potential charge associated with the anticipated resolution of civil governmental investigations and the anticipated gain associated with insurance arbitration. ** Excludes restructuring costs and the anticipated gain from AstraZeneca limited partnership distributions.

Growth from New and In-Line Products Offset Significant Patent Expiries * For illustrative purposes only ** Anticipated growth off Sales Ex-Expiries 2005 2006 2007 2008 Revenue* Total Sales Expiries Sales Ex-Expiries New Launches In-Line $22B -$2B $23B ~ -$2B ~$24B ~ +10% to +12%** ~ -9% to -11%

Anticipate Double-Digit EPS CAGR (2010/2005 Base*) Our guidance anticipates: Revenue incl. 50% of JV's: 4 to 6% CAGR (2005 - 2010) Cumulative savings: $4.5 to $5.0 billion through 2010 2010/2005* Earnings Growth: Double-digit EPS CAGR Supported by: Gross margins of 77 to 78% Compound annual R&D expense growth of mid single-digits over the period 2005 to 2010 2010 Marketing and Administrative expense at 2006 level** * 2005 non-GAAP EPS was $2.53. 2005 GAAP EPS was $2.10. Long-term EPS guidance excludes restructuring costs, net tax charges, any one time gains associated with the Astra-Zeneca partnership and the establishment of any reserves for any potential liability relating to the VIOXX litigation. ** 2006 Marketing and Administrative Expense excludes impact of VIOXX and FOSAMAX legal defense reserves.